EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 4, 2012, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1Cover Page. The cover page to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Annex A attached hereto.

1.2Preamble. The preamble to the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 5, 2010, among PETROLEUM DEVELOPMENT CORPORATION, a Nevada corporation, as Borrower, CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and WELLS FARGO BANK, N.A., as Syndication Agent.

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1.3Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all of the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 or Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect. If at any time the Borrowing Base is reduced below the Aggregate Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time. As of the Third Amendment Effective Date, the Aggregate Commitment is $425,000,000.
“Co-Lead Arranger” means each of J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in its respective capacity as a co-lead arranger.
“Syndication Agent” means, so long as it is a Lender, Wells Fargo Bank, N.A., in its capacity as Syndication Agent.
1.4Additional Definition. The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Third Amendment Effective Date” means May 4, 2012.
1.5Schedules. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2.    Redetermined Borrowing Base. This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and the Administrative Agent, the Lenders, the Borrower and the Guarantors hereby acknowledge that effective as of the date of this Amendment, the Borrowing Base is $425,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3.    Reallocation and Increase of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”). Each of Administrative Agent and Borrower hereby consent to (i) the reallocation of the Commitments and (ii) the increase in each Increasing Lender's Commitment. On the date this Amendment becomes effective and after giving effect to such reallocation, assignment and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment. The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had

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executed an Assignment and Assumption with respect to such reallocation. Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. The increase in each Increasing Lender's Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit F to the Credit Agreement as if such Increasing Lender had executed a Lender Certificate with respect to such increase. To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4.    Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the increase in the Aggregate Commitment contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

4.2No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3Fees. The Borrower, the Administrative Agent and J.P. Morgan Securities LLC (“J.P. Morgan”) shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

4.4Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

4.5Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5.    Post-Closing Conditions. Within forty-five (45) days following the date of this Amendment (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrower shall have delivered to the Administrative Agent Mortgages and title information, in

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each case, reasonably satisfactory to the Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement.

SECTION 6.    Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

6.1Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

6.2Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party's corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

6.3Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6.4No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.5Financial Covenants. As of the date hereof, both before and immediately after giving effect to this Amendment, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to the Administrative Agent and the Lenders.

SECTION 7.    Miscellaneous.

7.1Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

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7.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

7.4Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

7.5Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

7.6Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.7Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.
BORROWER:
PETROLEUM DEVELOPMENT CORPORATION

By: /s/ Gysle R. Shellum
Name: Gysle R. Shellum
Title: Chief Financial Officer

GUARANTORS:
RILEY NATURAL GAS COMPANY

By: /s/ Darwin L. Sump
Name: Darwin L. Stump
Title: Treasurer

UNIOIL

By: /s/ Darwin L. Sump
Name: Darwin L. Stump
Title: President & Treasurer

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By: /s/ Ryan Fuessel
Name: Ryan Fuessel
Title: Authorized Officer

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BANK OF AMERICA, N.A., as a Lender
and as a Co-Documentation Agent

By: /s/ Christopher Renyi
Name: Christopher Renyi
Title: Vice President

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BANK OF MONTREAL, as a Lender
and as a Co-Documentation Agent

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By: /s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

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WELLS FARGO BANK, N.A.,
as a Lender and as Syndication Agent

By: /s/ Suzanne Ridenhour
Name: Suzanne Ridenhour
Title: Vice President

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COMPASS BANK, as a Lender

By: /s/ Ann Van Wagener
Name: Ann Van Wagener
Title: Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By: /s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

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THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

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SCOTIABANC INC.,
as a Lender

By: /s/ J. F. Todd
Name: J. F. Todd
Title: Managing Director

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BANK OF OKLAHOMA,
as a Lender

By: /s/ Wes Webb
Name: Wes Webb
Title: Senior Vice President

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CAPITAL ONE, N.A.,
as a Lender

By: /s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

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COMERICA BANK,
as a Lender

By: /s/ Katya Evseev
Name: Katya Evseev
Title: Corporate Banking Officer

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NATIXIS,
as a Lender

By: /s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By: /s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

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TEXAS CAPITAL BANK, N.A.,
as a Lender

By: /s/ W. David McCarver IV
Name: W. David McCarver IV
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Bruce E. Hernandez
Name: Bruce E. Hernandez
Title: Vice President

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SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	Administrative Agent	12.714285715%	$54,035,714.29
Wells Fargo Bank, N.A.	Syndication Agent	12.714285715%	$54,035,714.29
Bank of America, N.A.	Co-Documentation Agent	8.142857144%	$34,607,142.86
Bank of Montreal	Co-Documentation Agent	8.142857144%	$34,607,142.86
The Royal Bank of Scotland plc	Co-Documentation Agent	8.142857144%	$34,607,142.86
Compass Bank		8.142857144%	$34,607,142.86
Credit Agricole Corporate and Investment Bank		8.142857144%	$34,607,142.86
Bank of Oklahoma		4.285714285%	$18,214,285.71
Capital One, N.A.		4.285714285%	$18,214,285.71
Comerica Bank		4.285714285%	$18,214,285.71
Natixis		4.285714285%	$18,214,285.71
Texas Capital Bank, N.A.		4.285714285%	$18,214,285.71
U.S. Bank National Association		4.285714285%	$18,214,285.71
The Bank of Nova Scotia		4.071428572%	$17,303,571.43
Scotiabanc Inc.		4.071428572%	$17,303,571.43
TOTAL		100.00%	$425,000,000.00

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Annex A

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

November 5, 2010

among

PETROLEUM DEVELOPMENT CORPORATION,
as Borrower

CERTAIN SUBSIDIARIES OF BORROWER,
as Guarantors

The Lenders Party Hereto

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and

J.P. MORGAN SECURITIES LLC,
as Sole Bookrunner and Co-Lead Arranger

WELLS FARGO BANK, N.A.,
as Syndication Agent

and

WELLS FARGO SECURITIES, LLC,
as Co-Lead Arranger

$600,000,000 Senior Secured Credit Facility

J.P. Morgan

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65666637                            Annex A